                                                                      Exhibit 21

                                                                                   JURISDICTION OF
SUBSIDIARY NAME                                           OWNERSHIP                 INCORPORATION
DIXIE METALS COMPANY                                       100.00%                     Delaware

EXIDE DELAWARE, LLC                                        100.00%                     Delaware

EXIDE ILLINOIS, INC.                                       100.00%                   Pennsylvania

EXIDE U.S. FUNDING CORPORATION                             100.00%                     Delaware

GNB BATTERY TECHNOLOGIES JAPAN, INC.                       100.00%                     Delaware

REFINED METALS CORPORATION                                 100.00%                     Delaware

RBD LIQUIDATION, LLC                                       100.00%                     Delaware

EXIDE MANX LIMITED                                         100.00%                    Isle of Man

                                                                                  Isle of Man (operating
EXIDE AL DOBOWI                                             51.00%                in United Arab Emirates)

EXIDE HOLDING EUROPE (EHE)                                 100.00%                      France

MERCOLEC TUDOR B.V.                                        100.00%                  the Netherlands

GNB TECHNOLOGIES N.V.                                      100.00%                      Belgium

EXIDE TRANSPORTATION HOLDING EUROPE, S.L.                  100.00%                       Spain

EXIDE TECHNOLOGIES HOLDING B.V.                            100.00%                  the Netherlands

EXIDE SONNAK, A/S                                          100.00%                      Norway

ANKER DEFENSE A/S                                          100.00%                      Norway

TUDOR AB                                                   100.00%                      Sweden

CMP BATTERIER AB                                           100.00%                      Sweden

EXIDE DANMARK A/S                                          100.00%                      Denmark

EXIDE OY                                                   100.00%                      Finland

GNB TECHNOLOGIES OY                                        100.00%                      Finland

FULMEN IBERICA, S.L.                                       100.00%                       Spain

                                                                                   JURISDICTION OF
SUBSIDIARY NAME                                           OWNERSHIP                 INCORPORATION
SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR, SA (TUDOR)          95.99%                       Spain

SOCIEDADE PORTUGESA DO ACUMULADOR TUDOR, LDA                99.97%                     Portugal

TUDOR HELLENIC, S.A.                                        99.95%                      Greece

SONALUR - SOCIEDADE NACIONAL DE METALURGIA, LDA.            75.79%                     Portugal

CROVAM FERRAMENTAS DE PORTUGAL, S.A.                        99.55%                     Portugal

RENOVACION URBANA, LDA                                     100.00%                     Portugal

ELECTRO MERCANTIL INDUSTRIAL, S.L. (EMISA)                 100.00%                       Spain

TUDOR ELECTRONICA, S.L.                                    100.00%                       Spain

OXIVOLT, S.L.                                              100.00%                       Spain

EXIDE BATTERIES LIMITED                                     81.50%                  United Kingdom

EXIDE HOLDINGS LIMITED                                     100.00%                  United Kingdom

EXIDE (DAGENHAM) LIMITED                                    81.50%                  United Kingdom

EXIDE BATTERIER AB                                            100%                      Sweden

GEMANLA IRELAND HOLDINGS LIMITED                            81.50%                  United Kingdom

GEMALA IRELAND COMPANY LIMITED                              81.50%                      Ireland

EXIDE BATTERIES IRELAND LIMITED                             81.50%                      Ireland

ALL BATTERIES LIMITED                                       81.50%                      Ireland

GEMALA DISTRIBUTORS LIMITED                                 81.50%                      Ireland

GEMALA IGNITION COMPANY LIMITED                             81.50%                      Ireland

BIG BATTERIES LIMITED                                       81.50%                  United Kingdom

                                                                                   JURISDICTION OF
SUBSIDIARY NAME                                           OWNERSHIP                 INCORPORATION
BIG FRANCE SARL                                             81.50%                      France

BIG ESPANA, S.L.                                              100%                       Spain

BIG DISTRIBUTION LIMITED                                    81.50%                  United Kingdom

FULMEN (UK) LIMITED                                        100.00%                  United Kingdom

NORD GROUP LIMITED                                          75.00%                  United Kingdom

NATIONAL BATTERY DISTRIBUTION LTD.                          75.00%                  United Kingdom

M B D NATIONAL LIMITED                                     100.00%                  United Kingdom

CEAC, COMPAGNIE EUROPEENE D'ACCUMULATEURS, SAS
(CEAc)                                                     100.00%                      France

LILLE ASSEMBLANGE BATTERIE ETANCHE, S.A.R.L. (LABE)         50.00%                      France

LILLE BATTERIE SERVICE, S.A.R.L. (LBS)                      50.00%                      France

EXIDE TECHNOLOGIES NEDERLAND B.V.                          100.00%                  the Netherlands

EXIDE EUROPE FUNDING LIMITED                               100.00%                      Jersey

EXIDE LENDING LIMITED                                      100.00%                      Jersey

EXIDE AUTOMOTIVE SA                                         99.90%                      Belgium

CMP BATTERIJEN NV                                           99.90%                      Belgium

CENTRA SPOLKA AKCYJNA (CENTRA SA)                           96.82%                      Poland

DETA POLSKA SPOLKA AKCY JNA                                100.00%                      Poland

POLESSKIE AKKUMULATORY LTD                                  51.00%                      Poland

EXIDE SLOVAKIA S.R.O.                                       52.00%                     Slovakia

                                                                                   JURISDICTION OF
SUBSIDIARY NAME                                           OWNERSHIP                 INCORPORATION
INCI EXIDE AKU SAN SA                                       50.00%                      Turkey

EXINCO AKU VE OTOMOTIV SAN. LTD. STI.                       80.00%                      Turkey

DEUTSCHE EXIDE GmbH                                        100.00%                      Germany

DEUTSCHE EXIDE STANDBY GmbH                                 99.92%                      Germany

EXIDE SHENYANG INDUSTRIAL BATTERY CO. LTD.                  65.00%                     PR China

EXIDE AUTOMOTIVE BATTERIE GmbH                             100.00%                      Germany

FRIEMANN & WOLF BATTERIETECHNIK GmbH                       100.00%                      Germany

HAGEN BATTERIE AG6                                          98.57%                      Germany

U-KASSE DER HAGEN BATTERIE AG GmbH                          98.81%                      Germany

EXIDE BATTERIEWERKE GmbH                                    99.49%                      Austria

DETA AKKUMULATOREN AG                                      100.00%                    Switzerland

EXIDE ITALIA S.R.L.                                        100.00%                       Italy

INDUSTRIA COMPOSIZIONI STAMPATE, SpA                       100.00%                       Italy

                                                                                   JURISDICTION OF
SUBSIDIARY NAME                                           OWNERSHIP                 INCORPORATION
EURO EXIDE CORPORATION LIMITED                             100.00%                  United Kingdom

CMP BATTERIES LIMITED                                      100.00%                  United Kingdom

DETA UK LIMITED                                            100.00%                  United Kingdom

CMP BATTERIES PENSIONS LIMITED                             100.00%                  United Kingdom

TS BATTERIES LIMITED                                       100.00%                  United Kingdom

SPITFIRE BATTERIES LIMITED                                 100.00%                  United Kingdom

OHE LIMITED                                                100.00%                  United Kingdom

FRIWO BATTERIES LIMITED                                    100.00%                  United Kingdom

TUDOR INDIA LIMITED                                         83.63%                       India

GNB TECHNOLOGIES LIMITED                                   100.00%                 England and Wales

1036058 ONTARIO INC.                                       100.00%                      Canada

EXIDE CANADA INC.                                          100.00%                      Canada

EXIDE HOLDING ASIA PTE LIMITED                             100.00%                     Singapore

GNB TECHNOLOGIES (INDIA) PRIVATE LIMITED                    99.99%                       India

EXIDE SINGAPORE PTE LIMITED                                100.00%                     Singapore

EXIDE AUSTRALIA PTY LIMITED                                100.00%                     Australia

EXIDE TECHNOLOGIES LIMITED                                 100.00%                    New Zealand

GNB TECHNOLOGIES (CHINA) LIMITED                           100.00%                     Hong Kong

GNB TECHNOLOGIES (SHENZHEN) LIMITED                        100.00%                     PR China

EXIDE TECHNOLOGIES (SHANGHAI) COMPANY LIMITED              100.00%                     PR China